Subsequent Events	6 Months Ended	12 Months Ended
	Dec. 31, 2012	Jun. 30, 2012
Subsequent Events:
Subsequent Events

Note 6 – Subsequent Events

On January 7, 2013, the Company announced that SRK Consulting (U.S) Inc. had prepared an updated National Instrument 43-101 compliant resource estimate, a copy of which would be filed within 45 days of the news release.

On January 24, 2013, the Company filed an amended registration statement on Form S-1.  The prospectus relates to the resale by the selling stockholders of up to 12,610,833 shares of common stock, including a total of (i) 2,983,333 currently issued and outstanding shares of which 2,583,333 were issued by the Company in conjunction with a property acquisition transaction, and 400,000 were issued upon exercise of warrants; and (ii) a total of 9,627,500 shares issuable upon exercise of outstanding warrants. The selling stockholders may sell common stock from time to time in any market on which the stock is traded at the prevailing market price or in negotiated transactions.

The Company had filed the original registration statement on Form S-1 on November 15, 2012.

The Company has evaluated subsequent events for the interim period ended December 31, 2012 through the date that the financial statements were issued, and concluded, aside from the foregoing, that there were no other events or transactions occurring during this period that required recognition or disclosure in its interim financial statements.

Note 10 – Subsequent Events

On August 8, 2012, Liberty Silver entered into a conditional letter agreement with Primus Resources, L.C. to acquire approximately 100 acres located adjacent to the former Trinity Silver mine on the Company’s Trinity property in Nevada (the “Hi Ho Properties”). The Hi Ho Properties are the only acreage not controlled by Liberty Silver or its joint venture partner Renaissance Exploration Inc. on the Trinity land package. Under the terms of the Agreement, Liberty Silver will provide cash consideration of US$150,000 and issue 3,000,000 common shares of Liberty Silver stock to Primus. In addition, Primus will be granted a 2% net smelter royalty (“NSR”) on future production from the Hi Ho Properties. The total consideration for the acquisition of the Hi Ho Properties will be applied to Liberty Silver’s expenditure commitment under its Earn-In Agreement with Renaissance, upon acceptance by Renaissance, pursuant to the applicable area of interest provisions. With the addition of the Hi Ho Properties payment, Liberty Silver will have contributed in excess of 85% of its required US$5 million expenditure commitment to earn its 70% interest in the project. Pursuant to the terms of its Earn-In Agreement with Renaissance, the Company has until March 29, 2016 to incur the balance of its expenditure commitment and, in addition, produce a bankable feasibility study in the following year.

As disclosed on Form CB filed with the Securities and Exchange Commission on July 17, 2012, on July 16, 2012 Liberty Silver commenced an offer (the “Offer”) to purchase all of the issued and outstanding common shares of Sennen Resources Ltd. (“Sennen”). The Offer was open for acceptance by Sennen shareholders until 11:59 P.M. on Monday September 10, 2012.  The Offer was not accepted by the requisite number of Sennen shareholders, therefore the Offer was terminated on September 11, 2012 at 12:00 A.M.

Liberty Silver Corp has evaluated subsequent events for the period ended June 30, 2012 through the date the financial statements were issued, and concluded, aside from the foregoing, that there were no other events or transactions occurring during this period that required recognition or disclosure in its financial statements.